UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 22, 2015

ENTERGY NEW ORLEANS, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-35747	72-0273040
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Perdido Street, New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 670-3700

ENTERGY NEW ORLEANS STORM RECOVERY FUNDING I, L.L.C.
(Exact name of registrant as specified in its charter)

Louisiana	333-203320-01 and 333-205638-01	47-3361611
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Perdido Street, L-MAG-505A, New Orleans, Louisiana	70112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(504) 670-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
In connection with the issuance on July 22, 2015 by Entergy New Orleans Storm Recovery Funding I, L.L.C. (the “Issuing Entity”) of $98,730,000 Senior Secured Storm Recovery Bonds, offered pursuant to the Prospectus dated July 9, 2015 and the Prospectus Supplement dated July 14, 2015, the Issuing Entity and Entergy New Orleans, Inc. (“ENO”) entered into the agreements listed below in Item 9.01 which are annexed hereto as exhibits to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated July 14, 2015, by and among ENO, the Issuing Entity and the representatives of the underwriters.*
4.1	Indenture, dated as of July 22, 2015, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement, dated as of July 22, 2015, by and between the Issuing Entity and the Indenture Trustee.
99.1	Storm Recovery Property Servicing Agreement, dated as of July 22, 2015, by and between the Issuing Entity and ENO, as servicer.
99.2	Storm Recovery Property Purchase and Sale Agreement, dated as of July 22, 2015, by and between the Issuing Entity and ENO, as seller.
99.3	Administration Agreement, dated as of July 22, 2015, by and between the Issuing Entity and ENO, as administrator.

*Filed on July 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             ENTERGY NEW ORLEANS, INC.
By:/s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

ENTERGY NEW ORLEANS STORM RECOVERY FUNDING I, L.L.C.
By:/s/ Steven C. McNeal
Steven C. McNeal
Vice President and Treasurer

Date: July 28, 2015

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
1.1	Underwriting Agreement, dated July 14, 2015, by and among ENO, the Issuing Entity and the representatives of the underwriters.*
4.1	Indenture, dated as of July 22, 2015, by and between the Issuing Entity and The Bank of New York Mellon, as indenture trustee and securities intermediary (the “Indenture Trustee”).
4.2	Series Supplement, dated as of July 22, 2015, by and between the Issuing Entity and the Indenture Trustee.
99.1	Storm Recovery Property Servicing Agreement, dated as of July 22, 2015, by and between the Issuing Entity and ENO, as servicer.
99.2	Storm Recovery Property Purchase and Sale Agreement, dated as of July 22, 2015, by and between the Issuing Entity and ENO, as seller.
99.3	Administration Agreement, dated as of July 22, 2015, by and between the Issuing Entity and ENO, as administrator.

*Filed on July 16, 2015.